UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 30, 2005

OM GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-12515

(Commission File Number)

52-1736882

(I.R.S. Employer Identification Number)

127 Public Square
1500 Key Tower
Cleveland, Ohio 44114-1221
(Address of principal executive offices)
(Zip code)

(216) 781-0083

(Registrant’s telephone number, including area code)

Item 2.02. Disclosure of Results of Operations and Financial Condition.

On June 30, 2005, OM Group, Inc. issued a press release announcing unaudited financial information for the first quarter of 2005. A copy of the press release is furnished as Exhibit 99 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c)      Exhibits

99	Press Release of OM Group, Inc. dated June 30, 2005 announcing unaudited financial information for first quarter 2005 (furnished pursuant to Item 2.02 of Form 8-K).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OM Group, Inc.
(Registrant)
Date: June 30, 2005	/s/ R. Louis Schneeberger
	Name:	R. Louis Schneeberger
	Title:	Chief Financial Officer